KBW Community Bank Investor Conference July 2015

2 Building Premier Franchise in the Carolinas & Virginia BNC BANCORP Headquarters: High Point, NC Exchange: Nasdaq: BNCN Branches: 57 (64) Recent Stock Price: $22.15 Total Assets: $5.1 billion ($5.3 billion) Price to TBV: 224% Total Loans: $3.9 billion ($4.0 billion) Market Cap: $843 million Total Deposits: $4.3 billion ($4.5 billion) Annual Dividend: $0.20 Dividend Yield: 1.20% (Italics indicate pro forma metrics for recent deal announcements) Pro Forma Market Capitalization exceeds all Banks headquartered in NC under $25B in size Primary Objective: Maximize Long-term Shareholder Value Sources: SNL Financial and Company filings, as of June 30, 2015 (pro forma includes Valley Financial Corporation and Certus Holdings Inc. with fair value marks and balance sheet deleveraging) Market data as of July 23, 2015

• Attractive franchise concentrated in growth markets in the Carolinas and Southwestern Virginia – Largest Community Bank headquartered in North Carolina • Strong momentum with substantial earnings upside – Balance sheet growth and core earnings power; 3-, 5-, and 10-year CAGR of 20%+ – Significant drivers of future earnings phasing in during 2015 and 2016 – Management focused on achieving Core EPS of $2.00 • Proven acquiror – Thirteen completed acquisitions, both whole bank and FDIC-assisted – One recently announced branch acquisition, scheduled to close Q4 of 2015 • Sophisticated and disciplined leadership – Executive team in place since inception • June 2013 addition to Russell Index ― Daily average trading volume: 90,000 shares, over $2 million daily float ― Pro forma, $800+ million market cap • Regulatory endorsement 3 Investment Thesis

$102 $134 $154 $181 $210 $307 $372 $498 $595 $952 $1,130 $1,573 $1,634 $2,150 $2,455 $3,084 $3,230 $4,073 $5,307 0 1,000 2,000 3,000 4,000 5,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Pro forma* Loans Deposits Assets Source: SNL Financial and Company filings *Pro forma includes estimated metrics for acquisition of Valley Bank and Certus branches 4 Consistent Record of Growth 1997+ 5 Year 3 Year CAGR CAGR CAGR Loans 26.7% 30.0% 32.8% Deposits 26.7% 27.3% 28.7% Assets 26.1% 26.6% 29.3%

BNC Bancorp Franchise – Key Growth Markets 5 Branches Loans ($000) Deposits ($000) Western Carolinas - Upstate 11 341,000 414,000 Charlotte 10 980,000 781,000 Coastal South Carolina 12 500,000 530,000 Raleigh – Durham – Chapel Hill 8 527,000 385,000 Piedmont Triad – Greensboro 16 913,000 1,573,000 Virginia – Roanoke 9 600,000 680,000

0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2009 2010 2011 2012 2013 2014 To tal Lo an s ( $m m) 6 M&A Compliments Strong Organic Loan Growth Source: Company filings Note: Originated Loans is calculated as total net loans reported at year end less the fair value of loans acquired as reported by BNC at year end. + 96% Originated Loans 2009 - 2014

Earnings Per Share Ramping as Planned Current Price $22.15 EPS+ Price/EPS • 2012 Actual $0.48 • 2013 Actual $0.63 • 2014 Actual $1.21 • 2015 Consensus* $1.47 15.1x • 2016 Consensus* $1.74 12.7x • 2017 Consensus* $1.92 11.5x Consensus EPS estimates indicate upside to current valuations +Adjusted *2015 - 2017 EPS estimates are exclusive of one-time income and expense Source: Bloomberg and Company filings Market data as of July 23, 2015 7 EPS ramp at a 41% Compounded Annual Growth Rate between 2012 actual and 2017 estimates Consensus Core EPS Forecasts $0.48 $0.63 $1.21 $1.47 $1.74 $1.92 -$0.2 $0.3 $0.8 $1.3 $1.8 $2.3 2012 Actual 2013 Actual 2014 Actual 2015 Consensus 2016 Consensus 2017 Consensus

0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 12/1/2012 3/1/2013 6/1/2013 9/1/2013 12/1/2013 3/1/2014 6/1/2014 9/1/2014 12/1/2014 3/1/2015 6/1/2015 % Ch an ge 8 Stock Performance: 2013 to Today Source: Bloomberg Market data as of July 23, 2015 12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 BNC Bancorp: +176.5% NASDAQ Bank Index: +55.6%

9 BNCN Entering Peer Group with Highest Valuations ($5B - $10B) Source: Sheshunoff & Co Median Price to Tangible Book for Banks $5B to $10B is 26% higher than Banks $1B to $5B Median Price to LTM Earnings for Banks $5B to $10B is 5% higher than Banks $1B to $5B

$4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2015 2016 2017 12% Prepayments Base with SOP03-3 Accretion 2014 Actual Total Accretion 2014 Fas91 Accretion 10 Stable Fair Value Accretion Income Fair Value Accretion Scheduled FAS91 fair value accretion in 2015 – 2017 remains at or near 2014 levels Source: Internal company documents, as of June 30, 2015 Forecasted

“Acquiror of Choice”

12 Acquisition Experience 13 Acquisitions Since 2010 8 Whole Bank completed; 3 FDIC-assisted; 1 Branch Transaction; 1 Pending Acquisition Target Announce Date Rationale CertusBank 6/1/2015 Expansion in key SC markets Valley Bank 11/17/2014 Strong Core Deposit Base, Virginia Expansion Harbor National Bank 6/5/2014 100% Core Deposits – Charleston, SC Expansion Harrington Bank 12/18/2013 100% Core Deposits - 33% Non Interest DDA - Raleigh CSA Home Savings Bank of Albemarle 12/18/2013 100% Core Deposits – Charlotte CSA Expansion Randolph Bank & Trust Co. 5/31/2013 100% Core Deposits - Loans Primarily Retail Carolina Federal Savings Bank (FDIC) 6/8/2012 100% Core Deposits – Charleston, SC Market Entry First Trust Bank 6/4/2012 Strong Core Deposit Base – Charlotte Metro Expansion Bank of Hampton Roads (2 branches) 4/30/2012 100% Core Deposits – Raleigh CSA Expansion KeySource Commercial Bank 12/21/2011 Diversify Lending – Raleigh CSA Entry Blue Ridge Savings Bank (FDIC) 10/14/2011 100% Core Deposits - Loans Primarily Retail Regent Bank 9/8/2011 100% Core Deposits – Greenville, SC Market Entry Beach First National Bank (FDIC) 4/9/2010 Strong Core Deposits - Reduce Wholesale Reliance BNC has become the “Acquiror of Choice” in the Carolinas

• Nine branches in attractive Roanoke, Virginia market • #1 Deposit market share among independent banks in Roanoke MSA • Respected and seasoned leadership and lending team • Estimated accretion to BNCN 2015 EPS of 5.0%+* • Estimated tangible book value dilution earned-back in under 2.5 years* • Transaction, savings and MMDA accounts represent 73% of deposits 13 * Does not include fair value accretion or revenue synergies Recently Closed Transaction Benefits

• Seven branches in fast-growing Greenville-Anderson-Mauldin MSA • Expansion into other attractive Upstate market of Spartanburg • Appealing alternative to de novo expansion • 2.75% deposit premium paid and no additional capital required • Approximately $0.06 accretive to annual EPS  Expected tangible book value per share earn-back inside 3 years 14 Recently Announced Transaction Benefits 7-Branch Acquisition of:

15 Analysts’ Top Pick for 2015 BNCN: Best Ideas 2015 Keefe, Bruyette & Woods, Inc. “BNCN is an experienced acquirer having completed 12 deals this cycle, including both FDIC-assisted and whole bank. Maintains strong relationship with regulators and will continue to be a consolidator in the Carolinas/VA. …has been growing legacy loans organically at a double-digit pace (~23% YTD as of 3Q14). Pipeline remains strong, and we believe double-digit growth will continue” 2015 Top Bank Stock: BNCN Hovde Group “BNCN ranks among the most active consolidators in the Carolinas over the past five years, with its latest pending deal serving as the entry into neighboring Southern Virginia. At the same time, BNCN has engineered an impressive ramp in earnings and profitability, and we continue to view the company as being well-positioned for double-digit EPS growth with solid loan growth, merger cost saves, and accretion income. We view the shares as attractive with a discounted P/E” Source: Research reports 2015 Top 10 Ideas: BNC Bancorp FIG Partners LLC “BNCN exhibits a strong focus on organic loan growth in many different areas of its franchise … BNCN shares continue to have strong upside potential” BNC Bancorp: Top Idea for 2015 Sandler O’Neill + Partners “BNC Bancorp (BNCN) is our top pick for 2015. Our $22 12-month price target represents over 29% upside to the current share price and provides a unique opportunity to own a still undervalued community bank franchise with scarcity value. At $5B in pro forma assets after the closing of its pending M&A expansion into Virginia, BNCN is a franchise of scale in the Carolina’s and Virginia that we like.”

16 Research Analyst Coverage Firm Analyst Rating Price Target Keefe, Bruyette & Woods Brady Gailey “Outperform” $24.00 Raymond James William J. Wallace IV “Outperform 2” $23.00 FIG Partners LLC Chris Marinac “Outperform” Restricted Sandler O’Neill Stephen Scouten “Buy” $25.00 Hovde Group Kevin Fitzsimmons “Outperform” $24.50 MEDIAN $24.25 Source: Bloomberg, research reports as of July 23, 2015

17 Forward Looking Statements This presentation contains certain forward-looking information about BNC Bancorp and subsidiaries (collectively, “BNCN”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about BNCN. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of BNCN. Forward-looking statements speak only as of the date they are made and BNCN assumes no duty to update such statements. In addition to factors previously disclosed in reports filed by BNCN with the Securities and Exchange Commission (“SEC”), additional risks and uncertainties may include, but are not limited to: the possibility that any of the anticipated benefits of the proposed mergers will not be realized or will not be realized within the expected time period; the risk that integration of operations with those of BNCN will be materially delayed or will be more costly or difficult than expected; the inability to complete the mergers due to the failure of shareholder approval to adopt the respective merger agreements; the failure to satisfy other conditions to completion of the mergers, including receipt of required regulatory and other approvals; the failure of the proposed mergers to close for any other reason; the effect of the announcement of the mergers on customer relationships and operating results; the possibility that the mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. As stated previously, additional factors affecting BNCN are discussed in BNCN’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, filed with the SEC. Please refer to the SEC’s website at www.sec.gov where you can review those documents.